UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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Check the appropriate box:

|_| Preliminary Proxy Statement


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    BY RULE 14A-6(E)(2))


|_| Definitive Proxy Statement


|_| Definitive Additional Materials


|X| Soliciting Material Pursuant to ss.240.14a-12




                               LUCENT TECHNOLOGIES INC.

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               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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    1) Title of each class of securities to which
       transaction applies:



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    2) Aggregate number of securities to which
       transaction applies:



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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



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|_| Fee paid previously with preliminary materials.


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
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The following information relating to the combination of Lucent Technologies,
Inc. and Alcatel was posted on Lucent Technology Inc.'s website:

                                                  LUCENT - ALCATEL MERGER UPDATE

SHAREHOLDER QUESTIONS AND ANSWERS
RELATED TO THE ALCATEL / LUCENT MERGER

WHAT ARE THE TERMS OF THE MERGER?

     o Alcatel and Lucent Technologies today announced that they have entered into a definitive merger agreement. As of the market close on Friday, March 31, 2006, the companies had a combined market capitalization of approximately (euro)30 / $36 billion.
     o In a stock-for-stock merger, structured as a tax-free exchange, Lucent shareowners will receive 0.1952 of an ADS (American Depositary Shares) for every common share of Lucent that they currently hold. Each ADS represents one ordinary share of Alcatel (as the combined company).
     o The combined company's ordinary shares will be traded on the Euronext Paris and the ADS will be traded on the New York Stock Exchange.
     o Serge Tchuruk, current Chairman and CEO of Alcatel will be non-executive Chairman, and Patricia Russo, current Chairman and CEO of Lucent, will be CEO of the combined company.
     o The board of directors of the combined company will be composed of 14 members and will have equal representation from each company, including Tchuruk and Russo, five of Alcatel's current directors and five of Lucent's current directors. The board will also include two new independent European directors to be mutually agreed upon.
     o The combined company will be incorporated in France, with executive offices located in Paris. North American operations will be based in New Jersey, U.S.A., where global Bell Labs will remain headquartered.
     o The combined company intends to form a separate, independent U.S. subsidiary holding certain contracts with U.S. government agencies. This subsidiary would be separately managed by a board, to be composed of three independent U.S. citizens acceptable to the U.S. government. This type of structure is routinely used to protect certain government programs in the course of mergers involving a non-U.S. party.
     o The combined company will remain the industrial partner of Thales and a key shareholder alongside the French state. Directors to the Thales board who are nominated by the combined company would be European Union citizens. Serge Tchuruk, or a French director or a French corporate executive of the combined company would be the principal liaison with Thales.


WHY ARE ALCATEL AND LUCENT PLANNING TO MERGE?
     We believe that our customers will benefit from a partner with the scale and scope to design, build and manage increasingly converged networks that deliver the most advanced communications services to the market. This combination will deliver an unparalleled focus on execution, innovation and service for our customers. The company will be a leading end to end communications solutions integrator backed by the most comprehensive R&D portfolio leveraging Bell Labs excellence and comprehensive industry leading product suite.


WHAT APPROVAL IS REQUIRED AND HOW LONG WILL IT TAKE FOR THE MERGER TO CLOSE?
     The merger has been approved by the boards of directors of Alcatel and Lucent. Shareholders of each company also must approve the merger and there are various regulatory approvals required. We anticipate the merger will close within approximately 6-12 months, subject to receipt of these shareholder and governmental approvals and satisfaction of other conditions under the merger agreement.

HOW WILL THE SHAREHOLDERS KNOW IF THE TRANSACTION HAS BEEN COMPLETED?
     The new company will issue a news release on the closing date announcing consummation of the deal. The news release will appear in the general press and on Lucent's Internet site at www.lucent.com/investor No action will be required by you until after the closing of the merger. Following the closing, you will receive information from the new company regarding the exchange of your shares.


WILL THIS MERGER TRANSACTION BE TAXABLE TO ME?


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     No, the merger is not anticipated to be a taxable event since it is a stock-for-stock transaction. However, you should consult your tax advisor regarding your particular situation.

WHEN WILL LUCENT SHAREHOLDERS HAVE A CHANCE TO VOTE ON THE PROPOSED MERGER? DO LUCENT SHAREHOLDERS HAVE A CHOICE?
     Lucent will hold a special shareholders' meeting later this year seeking approval of the proposed merger transaction. Lucent shareholders will be provided with a packet of information, including a proxy statement and notification of the time and place of the meeting, prior to that special meeting. Approval of the transaction will require the affirmative vote of a majority of the outstanding shares of Lucent common stock.

HOW WILL THE MERGER AFFECT MY LUCENT STOCK?
     Lucent shareowners will receive 0.1952 of an ADS (American Depositary Shares) for every common share of Lucent that they currently hold. Each ADS represents one ordinary share of Alcatel (as the combined company). The combined company's ordinary shares will be traded on the Euronext Paris and the ADS will be traded on the New York Stock Exchange. No action will be required by you until after the closing of the merger. Following the closing, you will receive instructions from Lucent regarding the exchange of your shares.

WILL THERE BE A CASH PAYMENT OR CASH OPTION FOR LUCENT SHARES FROM ALCATEL? HOW MUCH WILL IT BE?
     There will be no cash payment from Alcatel. After the merger is approved and closed, for each share of Lucent common stock, Lucent shareholders will receive 0.1952 shares of Alcatel ADS and will become shareholders of the combined company. No action will be required by you until after the closing of the merger. Following the closing, you will receive information from the new company regarding the exchange of your shares.

IS IT BETTER JUST TO SELL ALL OF MY LUCENT SHARES NOW?
     Whether to buy or sell stock is a personal decision. We recommend you consult your investment advisor.

WILL SHAREHOLDERS BE ASKED TO TURN IN THEIR CERTIFICATES? IF SO, WHEN?
     We expect the merger to close within approximately 6-12 months. If the merger is effected, shareholders who hold shares in certificated form will be required to submit their certificated shares in order to receive shares of the new company. In order to expedite the eventual transaction, we suggest you mail your certificate(s) in for deposit into Direct Registration Form. When mailing certificates we suggest insuring the package for a minimum of $25 or 2% of the value of the shares, whichever is greater.

WHO WILL BE THE TRANSFER AGENT FOR THE NEW COMPANY?
     The Bank of New York will remain as the transfer agent for Lucent until the closing of the transaction. After the closing, the new company will work with the transfer agent that best suits their business needs.

HOW DOES THIS DEAL IMPACT MY WARRANTS?
     Warrant holders who exercise their warrants for Lucent shares would then be entitled to receive 0.1952 of an ADS (American Depositary Shares) for each common share of Lucent that they would hold as a result of the exercising of the warrants. Each ADS represents one ordinary share of Alcatel (as the combined company). The combined company's ordinary shares will be traded on the Euronext Paris and the ADS will be traded on the New York Stock Exchange.

CONTACT INFORMATION

WHO DO I CONTACT IF I HAVE QUESTIONS OR NEED INFORMATION REGARDING THIS MERGER?
     Visit Lucent's Web site at www.lucent.com/investor for information and updates regarding the proposed merger.


YOU CAN CONTACT THE BANK OF NEW YORK IN SEVERAL WAYS:
PHONE:
     Within the U.S.: 1-888-LUCENT6 (1-888-582-3686)
     Outside the U.S. and Canada: 212 815-3700
     For the hearing impaired TTY: 1-800-711-7072

MAIL:
     Lucent Technologies
     c/o The Bank of New York



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     P.O. Box 11009
     Church Street Station
     New York, NY 10286-1009

EMAIL:
     LUShareholders@bankofny.com

     You can also contact Lucent Investor Relations by email at lucentir@lucent.com or by phone at: (908) 582-6173.

SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION
This document contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's Form 10-K for the year ended September 30, 2005 and Alcatel's Form 20-F for the year ended December 31, 2005 as well as other filings by Lucent and Alcatel with the US Securities and Exchange Commission. Except as required under the US federal securities laws and the rules and regulations of the US Securities and Exchange Commission, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this document, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Alcatel and Lucent intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by Alcatel with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the "Registration Statements"), which will include a preliminary prospectus and related materials to register the Alcatel American Depositary Shares ("ADS"), as well as the Alcatel ordinary shares underlying such Alcatel ADSs, to be issued in exchange for Lucent common shares, and Lucent and Alcatel plan to file with the SEC and mail to their respective stockholders a Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Lucent, Alcatel, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Lucent and Alcatel through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.
      Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500.
      Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Alcatel's Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.